UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) March 29, 2024

Former TRKA Media Group, Inc. (f/k/a Troika Media Group, Inc.)
(Exact name of registrant as speciﬁed in its charter)

Nevada	001-40329	83-0401552
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identiﬁcation No.)

25 W 39th Street New York, NY	10018
(Address of principal executive oﬃces)	(Zip Code)
Registrant’s telephone number, including area code (212) 213-0111
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K ﬁling is intended to simultaneously satisfy the ﬁling obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)(1)	Name of each exchange on which registered
Common Shares $0.001 par value	TRKAQ	N/A
Redeemable Warrants to acquire Common Shares	TRKAWQ	N/A
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

(1)
On December 7, 2023, Troika Media Group, Inc. (the “Company”) received a determination letter from The Nasdaq Stock Market (“Nasdaq”) notifying the Company of its determination that, in accordance with its authority under Nasdaq Listing Rules 5101, 5110(b), and IM-5101-1, the Company’s securities would be suspended from trading. Trading of the Company’s common stock and warrants was suspended at the opening of business on December 18, 2023 and delisted from Nasdaq. On December 18, 2023, the Company’s common stock and warrants began trading on the OTC under the symbols “TRKAQ” and “TRKAWQ”, respectively.

Item 1.03 Bankruptcy or Receivership.

As previously disclosed, on December 7, 2023, the Company and certain of its subsidiaries (collectively, the “Debtors”) filed voluntary petitions under Chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of New York (such court, the “Court” and such cases, the “Cases”).

On March 28, 2024, the Court entered an order (the “Confirmation Order”) confirming the Findings of Fact, Conclusions of Law and Order Signed on 3/28/2024 (I) Confirming Debtors' Joint Chapter 11 Plan of Liquidation for Troika Media Group, Inc., et al., (II) Approving the Related Disclosure Statement on a Final Basis and (III) Granting Related Relief dated March 28, 2024 (as amended, modified, or supplemented from time to time, the “Plan”).

On March 29, 2024 (the “Effective Date”), the Plan became effective in accordance with its terms. As of the Effective Date, and in accordance with the Plan, all outstanding shares of common stock of the Company (including shares of common stock issuable under equity awards granted under the Company’s equity incentive plans) and warrants exercisable for shares of common stock of the Company have been canceled and discharged and holders of such equity interests will not receive or retain any property on account thereof.

The foregoing description of the Plan and the Confirmation Order is a summary thereof and does not purport to be complete, and is subject to, and qualified in its entirety by reference to, the Plan and Confirmation Order. A copy of the Confirmation Order (to which the Plan is attached) is attached as Exhibit 99.1 hereto and is incorporated by reference into this Item 1.03.

Item 3.03 Material Modifications to the Rights of Security Holders.

The disclosure under Item 1.03 of this Current Report is incorporated herein by reference.

Item 5.01 Changes in Control of Registrant.

The disclosure under Item 1.03 of this Current Report is incorporated herein by reference.

Item 5.02 Departure of Directors and Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the effectiveness of the Plan, the directors and officers of the Company have been discharged from their duties and terminated.

Item 8.01 Other Events.

Following the effectiveness of the Plan and the cancellation of all of its outstanding shares of common stock, the Company intends to file post-effective amendments to its Registration Statements on Form S-3 and Form S-8 and a Form 15 with the Securities and Exchange Commission to deregister its securities under Section 12(g) of the Securities Exchange Act of 1934, as amended (“Exchange Act”), and suspend its reporting obligations under Section 15(d) of the Exchange Act.

Cautionary Note Regarding Forward-Looking Statements

This Form 8-K includes statements that are, or may be deemed, “forward-looking statements.” In some cases, these forward-looking statements can be identified by the use of forward-looking terminology, including the terms “believes,” “estimates,” “anticipates,” “expects,” “plans,” “intends,” “may,” “could,” “might,” “will,” “should,” “approximately” or, in each case, their negative or other variations thereon or comparable terminology, although not all forward-looking statements contain these words. These forward-looking statements reflect the current beliefs and expectations of management made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. We caution you that forward-looking statements are not guarantees of future performance and that our actual results of operations, financial condition and liquidity and the development of the industry in which we operate may differ materially from the forward-looking statements contained herein. Any forward-looking statements that we make in this Form 8-K speak only as of the date of such statement, and we undertake no obligation to update such statements to reflect events or circumstances after the date of this Form 8-K or to reflect the occurrence of unanticipated events. The Company’s forward-looking statements in this Form 8-K include, but are not limited to, statements about the Company’s plans to sell its assets pursuant to Chapter 11 of the Bankruptcy Code and the timing of such sales and ability to satisfy closing conditions; the lack of distributions to equity securityholders in the Cases; and other statements regarding the Company’s strategy and future operations, performance and prospects among others. These forward-looking statements are based on current expectations and beliefs concerning future developments and their potential effects. There can be no assurance that future developments affecting the Company will be those anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the Company’s control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, the risks associated with the potential adverse impact of the Chapter 11 filings on the Company’s liquidity and results of operations; changes in the Company’s ability to meet its financial obligations during the Chapter 11 process and to maintain contracts that are critical to its operations; the outcome and timing of the Chapter 11 process and any potential asset sale; the effect of the Chapter 11 filings and any potential asset sale on the Company’s relationships with vendors, regulatory authorities, employees and other third parties; possible proceedings that may be brought by third parties in connection with the Chapter 11 process or the potential asset sale; uncertainty regarding obtaining Court approval of a sale of the Company’s assets or other conditions to the potential asset sale; and the timing or amount of any distributions, if any, to the Company’s stakeholders.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits:

Exhibit No.	Description
99.1
Findings of Fact, Conclusions of Law and Order Signed on 3/28/2024 (I) Confirming Debtors' Joint Chapter 11 Plan of Liquidation for Troika Media Group, Inc., et al., (II) Approving the Related Disclosure Statement on a Final Basis and (III) Granting Related Relief.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Former TRKA Media Group, Inc.
(Registrant)

Date: April 1, 2024	By:	/s/ Derek McKinney
(Signature)
Derek McKinney General Counsel and Corporate Secretary